Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 40% Portfolio
March 31, 2025
VFM40-NPRT1-0525
1.9907353.101
Alternative Funds - 1.0%
	Shares	Value ($)
Fidelity Hedged Equity Fund (b) (Cost $209,536)	19,305	244,792

Bond Funds - 43.4%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (b)	21,516	196,870
Fidelity High Income Fund (b)	25,028	195,720
Fidelity Inflation-Protected Bond Index Fund (b)	58,868	545,122
Fidelity Long-Term Treasury Bond Index Fund (b)	27,402	260,868
Fidelity Total Bond Fund (b)	515,740	4,930,478
VIP Investment Grade Bond II Portfolio - Investor Class (b)	520,873	4,932,669
TOTAL BOND FUNDS (Cost $10,901,930)		11,061,727

Domestic Equity Funds - 24.1%
	Shares	Value ($)
Fidelity Blue Chip Growth ETF (b)	3,701	147,929
Fidelity Commodity Strategy Fund (b)	1,340	133,137
Fidelity Contrafund (b)	8,416	168,496
Fidelity Enhanced Large Cap Core ETF (b)	6,184	192,879
Fidelity Fundamental Small-Mid Cap ETF (b)	6,195	156,362
Fidelity Real Estate Investment Portfolio (b)	3,155	125,855
Fidelity Stock Selector Small Cap Fund (b)	11,774	398,786
VIP Stock Selector Portfolio - Investor Class (b)	401,339	4,587,306
VIP Value Strategies Portfolio - Investor Class (b)	16,581	229,808
TOTAL DOMESTIC EQUITY FUNDS (Cost $5,627,179)		6,140,558

International Equity Funds - 18.4%
	Shares	Value ($)
Fidelity Canada Fund (b)	2,807	187,935
Fidelity Emerging Markets Discovery Fund (b)	9,295	143,887
Fidelity Emerging Markets Fund (b)	36,034	1,355,965
Fidelity Enhanced International ETF (b)	4,039	120,201
Fidelity Infrastructure Fund (b)	2,059	29,780
Fidelity International Capital Appreciation Fund (b)	10,710	302,032
Fidelity International Discovery Fund (b)	8,043	400,161
Fidelity International Small Cap Fund (b)	4,661	149,606
Fidelity International Small Cap Opportunities Fund (b)	10,054	201,579
Fidelity International Value Fund (b)	18,966	217,158
Fidelity Japan Smaller Companies Fund (b)	4,083	65,492
Fidelity Overseas Fund (b)	22,524	1,501,464
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $4,378,156)		4,675,260

U.S. Treasury Obligations - 0.1%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 4/17/2025 (d) (Cost $29,944)	4.25	30,000	29,943

Money Market Funds - 13.5%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e)	4.32	1,271,452	1,271,706
Fidelity Investments Money Market Government Portfolio - Institutional Class (b)(f)	4.27	2,168,759	2,168,759
TOTAL MONEY MARKET FUNDS (Cost $3,440,465)			3,440,465

TOTAL INVESTMENT IN SECURITIES - 100.5% (Cost $24,587,210)	25,592,745
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(128,796)
NET ASSETS - 100.0%	25,463,949

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Interest Rate Contracts
CBOT 10 Year US Treasury Notes Contracts (United States)	2	Jun 2025	222,438	4,762	4,762

The notional amount of futures purchased as a percentage of Net Assets is 0.9%

Security Type Abbreviations
ETF	-	Exchange Traded Fund

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated Fund
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $29,943.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	1,052,919	500,520	281,733	11,955	-	-	1,271,706	1,271,452	0.0%
Total	1,052,919	500,520	281,733	11,955	-	-	1,271,706

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Blue Chip Growth ETF	174,308	2,714	5,391	-	(447)	(23,255)	147,929	3,701
Fidelity Canada Fund	166,514	48,750	30,436	-	(1,326)	4,433	187,935	2,807
Fidelity Commodity Strategy Fund	118,716	24,131	20,022	-	13	10,299	133,137	1,340
Fidelity Contrafund	173,389	35,393	32,486	1,411	1,203	(9,003)	168,496	8,416
Fidelity Emerging Markets Discovery Fund	108,535	52,288	18,166	-	(397)	1,627	143,887	9,295
Fidelity Emerging Markets Fund	1,052,621	486,469	164,171	-	(3,480)	(15,474)	1,355,965	36,034
Fidelity Enhanced International ETF	104,146	10,177	2,452	889	(13)	8,343	120,201	4,039
Fidelity Enhanced Large Cap Core ETF	186,779	182,702	160,377	957	(7,825)	(8,400)	192,879	6,184
Fidelity Enhanced Mid Cap ETF	83,242	112,106	185,220	99	(3,142)	(6,986)	-	-
Fidelity Enhanced Small Cap ETF	120,504	110,735	212,230	-	(11,335)	(7,674)	-	-
Fidelity Floating Rate High Income Fund	190,243	39,558	30,088	3,360	(205)	(2,638)	196,870	21,516
Fidelity Fundamental Small-Mid Cap ETF	176,467	281	10,155	279	(97)	(10,134)	156,362	6,195
Fidelity Hedged Equity Fund	311,917	48,266	106,500	-	2,479	(11,370)	244,792	19,305
Fidelity High Income Fund	188,079	38,933	30,088	2,734	(138)	(1,066)	195,720	25,028
Fidelity Inflation-Protected Bond Index Fund	370,582	221,253	64,280	-	(38)	17,605	545,122	58,868
Fidelity Infrastructure Fund	28,255	-	-	-	-	1,525	29,780	2,059
Fidelity International Capital Appreciation Fund	266,754	78,629	48,336	-	(740)	5,725	302,032	10,710
Fidelity International Discovery Fund	349,229	103,101	63,220	-	(953)	12,004	400,161	8,043
Fidelity International Small Cap Fund	128,880	39,396	24,580	-	3	5,907	149,606	4,661
Fidelity International Small Cap Opportunities Fund	178,109	52,914	32,741	-	(628)	3,925	201,579	10,054
Fidelity International Value Fund	173,620	53,266	32,751	-	4	23,019	217,158	18,966
Fidelity Investments Money Market Government Portfolio - Institutional Class	2,071,016	370,542	272,799	21,874	-	-	2,168,759	2,168,759
Fidelity Japan Smaller Companies Fund	61,917	12,066	10,029	-	(349)	1,887	65,492	4,083
Fidelity Long-Term Treasury Bond Index Fund	241,097	50,563	40,118	2,297	(441)	9,767	260,868	27,402
Fidelity Overseas Fund	1,277,242	387,371	237,901	-	(1,440)	76,192	1,501,464	22,524
Fidelity Real Estate Investment Portfolio	117,683	24,133	20,059	-	(511)	4,609	125,855	3,155
Fidelity Stock Selector Small Cap Fund	411,122	83,559	58,980	-	(1,509)	(35,406)	398,786	11,774
Fidelity Total Bond Fund	4,899,510	1,113,704	1,165,425	50,106	(3,275)	85,964	4,930,478	515,740
VIP Investment Grade Bond II Portfolio - Investor Class	4,880,088	1,064,586	1,146,605	986	(21,804)	156,404	4,932,669	520,873
VIP Stock Selector Portfolio - Investor Class	4,672,710	1,073,666	870,429	-	8,295	(296,936)	4,587,306	401,339
VIP Value Strategies Portfolio - Investor Class	234,927	51,703	34,311	4,290	(1,538)	(20,973)	229,808	16,581
	23,518,201	5,972,955	5,130,346	89,282	(49,634)	(20,080)	24,291,096

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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